License Agreements	12 Months Ended
Dec. 31, 2022
License Agreements
License Agreements

8. License Agreements

In September 2021, the Company licensed certain intellectual property from Klydon for the development, production distribution, marketing and sale of Mo-100. The license term is 999 years, unless terminated earlier by either party under certain provisions. Any development efforts improving the intellectual property performed by either Klydon or the Company will be the property of Klydon. There are no upfront, milestone payments, nor royalties on product sales over the term of the license. Two individuals who are officers and board members of Klydon received warrants to purchase common stock of the Company. See Note 9.

In January 2022, the Company licensed certain intellectual property from Klydon for the development, production distribution, marketing and sale of uranium isotope U-235 (“U-235”). The license term is 999 years, unless terminated earlier by either party under certain provisions. Any development efforts improving the intellectual property performed by either Klydon or the Company will be the property of Klydon. The Company paid an upfront fee of $100,000, which was expensed to research and development expense. The Company is required to pay a nominal royalty per Kg of product sold plus 10% royalties on product net profits over the term of the contract. One of the officers, who is also a board member of Klydon, became a board member and consultant of ASP Isotopes Inc. and an employee of ASP Guernsey in January 2022.

In July 2022, ASP Isotopes UK Ltd (a subsidiary of the Company) entered into a license agreement with Klydon, as licensor, pursuant to which ASP Isotopes UK Ltd acquired from Klydon an exclusive license to use, develop, modify, improve, subcontract and sublicense certain intellectual property rights relating to the ASP technology for the production, distribution, marketing and sale of all isotopes produced using the ASP technology (the “Klydon license agreement”). The Klydon license agreement superseded and replaced the Mo-100 license and U-235 license described in Note 8 above. The Klydon license agreement is royalty-free, has a term of 999 years and is worldwide for the development of the ASP technology and the distribution, marketing and sale of isotopes. Future production of isotopes is limited to member countries of the Nuclear Suppliers Group. In connection with the Klydon license agreement the Company agreed to make an upfront payment of $100,000 (to be included within the payments we make under the Turnkey Contract) and deferred payments of $300,000 over 24 months, which was expensed to research and development expense. Klydon has the right to terminate the exclusivity of the Klydon license agreement in the event that the licensee ceases to carry on activities related to isotope enrichment for a period longer than 24 consecutive months. The $400,000 due to Klydon is in accounts payable as of December 31, 2022.

In July 2022, ASP South Africa acquired assets comprising a dormant Silicon-28 aerodynamic separation processing plant from Klydon for ZAR 6,000,000 (which at the then current exchange rate was approximately $354,000), which was recorded to property and equipment, will be payable to Klydon on the later of 180 days of the acquisition and the date on which the assets generate any revenues of any nature.